SHARE PURCHASE AGREEMENT

     This Share Purchase Agreement ("Agreement"), dated as of April ___, 2000 among Lance Scherck, Z.S. Merrit and Thomas Hockaday (collectively, "Sellers"), Hi Plains Energy Corp. ("Hi Plains Energy"), the Other Hi Plains Energy Shareholders ("Other Shareholders"), and Winchester Mining Corp. ("Buyer").


                              W I T N E S S E T H:


     A. WHEREAS, Hi Plains Energy is a corporation duly organized under the laws of the State of Wyoming.

     B. WHEREAS, Buyer wishes to purchase ___________ of the outstanding common shares of Hi Plains Energy free and clear of liens and encumbrances from Sellers (the "Purchase Shares") and 360,000 shares from the Other Shareholders ("Other Shareholders") who join this Agreement by execution of the Acceptance and Sale Addendum attached hereto.

     C. WHEREAS, the parties intend to subsequently merge Hi Plains Energy, the wholly-owned subsidiary, with and into the Buyer.

     D. WHEREAS, prior to the transaction Buyer is not an affiliate of Hi Plains Energy.

         NOW, THEREFORE, it is agreed among the parties as follows:

                                   ARTICLE I

                                The Consideration

     1.1 Subject to the conditions set forth herein, Sellers shall sell and Buyer shall purchase 420,000 shares of common stock of Hi Plains Energy. The transactions contemplated by this Agreement shall be completed simultaneously herewith. The purchase price for the shares to be paid by Buyer to Sellers is $.02 in cash (the "Consideration") per share for which $8,400 is herewith paid into escrow with M.A. Littman.

         1.2 In addition, on or before three days after the closing of the purchase set forth in 1.1 above. Buyers shall pay $.02 per share to each Other Shareholder who joins this Agreement by execution of the Addendum hereto, for a total of 360,000 shares for which $7,200 shall be deposited into escrow with M.A. Littman for Other Shareholders within three days hereafter.

                                   ARTICLE II

                              Conveyance of Shares

     2.1 The Purchase Shares shall be delivered and conveyed by Sellers to Buyer simultaneously herewith, with duly executed stock powers, upon receipt of the Consideration by Sellers.

     2.2 After closing with Sellers, the Other Shareholders who join this Agreement by execution of the Acceptance and Sale Addendum will convey their shares to Buyer and receive $.02 per share of Hi Plains Energy sold.


                                  ARTICLE III

   Representations, Warranties and Covenants of Sellers as to Hi Plains Energy

         Sellers and Hi Plains Energy each hereby, jointly and severally, represent, warrant and covenant to Buyer as follows:

     3.1 Hi Plains Energy is a corporation duly organized, validly existing and in good standing under the laws of the State of Wyoming, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Amendments and Bylaws of Hi Plains Energy, copies of which have been delivered to Buyer, are complete and accurate, and the minute books of Hi Plains Energy, copies of which have also been delivered to Buyer, contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of Hi Plains Energy.

     3.2 The authorized capital stock of Hi Plains Energy consists of 50,000,000 shares of common stock. There are 780,000 shares of Common Stock issued and outstanding. All such shares of capital stock of Hi Plains Energy are validly issued, fully paid and nonassessable. Hi Plains Energy has no outstanding options, warrants, or other rights to purchase, or subscribe to, or other securities convertible into or exchangeable for any shares of capital stock of Hi Plains Energy, or contracts or arrangements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of Hi Plains Energy. All of the outstanding shares of capital stock of Hi Plains Energy have been offered, issued, sold and delivered in compliance with applicable federal and state securities laws and none of such securities were, at the time of issuance, subject to preemptive rights.

     3.3 Hi Plains Energy does not own nor has it ever owned any outstanding shares of capital stock or other equity interests of any partnership, joint venture, trust, corporation, limited liability company or other entity and there are no obligations of Hi Plains Energy to repurchase, redeem or otherwise acquire any capital stock or equity interest of another entity.

     3.4 This Agreement has been duly authorized, validly executed and delivered on behalf of the Sellers and Hi Plains Energy and is a valid and binding agreement and obligation of the Sellers and Hi Plains Energy enforceable against each Seller, jointly and severally, and against Hi Plains Energy in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Sellers and Hi Plains Energy each have complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

     3.5 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by Hi Plains Energy will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of Hi Plains Energy, or of any material provisions of any indenture, mortgage, deed of trust or other material agreement or instrument to which Hi Plains Energy is a party or by which it or any of its material properties or assets are bound, or of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over Hi Plains Energy, or any of its material properties or assets, or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of Hi Plains Energy pursuant to the terms of any agreement or instrument to which Hi Plains Energy is a party or by which Hi Plains Energy may be bound or to which any of Hi Plains Energy property is subject and no event has occurred with which lapse of time or action by a third party could result in a material breach or violation of or default by Hi Plains Energy.

     3.6 Except as disclosed herein, and based upon the representations and warranties of the Buyer set forth herein, no authorization, consent, approval, exemption or other action by or notice to any government entity or filing with or consent of any governmental body is required for the sale of the Purchase Shares to Buyer pursuant to this Agreement.

     3.7 There is no claim, legal action, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the best knowledge of the Sellers threatened against or relating to Hi Plains Energy or affecting any of its assets, properties, business or capital stock. There is no continuing order, injunction or decree of any court, arbitrator or governmental authority to which Hi Plains Energy is a party or by which Hi Plains Energy or its assets, properties, business or capital stock are bound.

     3.8 Hi Plains Energy has accurately prepared and filed all Federal, state and other tax returns required by law, domestic and foreign, to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of Hi Plains Energy for all current taxes and other charges to which Hi Plains Energy is subject and which are not currently due and payable. None of the Federal income tax returns of Hi Plains Energy have been audited by the Internal Revenue Service or other foreign governmental tax agency. Hi Plains Energy has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened against Hi Plains Energy for any period, nor of any basis for any such assessment, adjustment or contingency.

     3.9 Sellers are the legal, beneficial and registered owners of the Purchase Shares, free and clear of any liens, charges, encumbrances, voting trusts, shareholder agreements or rights of any kind granted to any person or entity, or any interest in or the right to purchase or otherwise acquire any of the

Purchase Shares from the Sellers at any time upon the happening of any stated event and may transfer such shares without the consent of any third party. Upon closing of the transactions contemplated hereby, the Buyer will acquire all right, title and interest in the Purchase Shares, free and clear of all liens, charges or encumbrances and will have all of Seller's entire right, title and interest in and to the Purchase Shares. All Purchase Shares owned by Sellers is set forth hereto on Schedule 3.9.

         3.10 Other Shareholders who join this Agreement by Addendum shall warrant and represent that the shares sold by such shareholders are free and clear of any liens and encumbrances and may be transferred without consent of any third party.

         3.11 Hi Plains Energy has delivered to Buyer audited financial statements dated December 31, 1999. All such statements, herein sometimes called "Hi Plains Energy Financial Statements" are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of Hi Plains Energy for the periods indicated. All financial statements of Hi Plains Energy have been prepared in accordance with generally accepted accounting principles.

         3.12 As of the date hereof, there is no indebtedness. Hi Plains Energy and the Sellers hereby, jointly and severally, represent and warrant that all outstanding indebtedness of Hi Plains Energy shall have been paid and released prior to the closing of the transactions hereby and that there are no outstanding liens, charges or encumbrances on the assets of Hi Plains Energy.

         3.13 Since the dates of the Hi Plains Energy Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of Hi Plains Energy. Hi Plains Energy does not have any liabilities, commitments or obligations, secured or unsecured except as shown on updated financials (whether accrued, absolute, contingent or otherwise).

     3.14 Hi Plains Energy is not a party to any contract performable in the future.

     3.15 The representations and warranties of the Sellers and Hi Plains Energy shall be true and correct as of the date hereof.

     3.16 Hi Plains Energy has delivered to Buyer, all of its corporate books and records for review.

     3.17 Hi Plains Energy has no employee benefit plan in effect at this time.

     3.18 No representation or warranty by Hi Plains Energy or the Sellers in this Agreement, or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

     3.19 Sellers or Hi Plains Energy have delivered, to Buyer true and correct copies of a Form 10SB declared effective by the Securities and Exchange Commission ("SEC") and each of its other reports to shareholders filed with the SEC for the year ended December 31, 1999. Hi Plains Energy is a registered company under the Securities Exchange Act of 1934, as amended.

     3.20 Hi Plains Energy has duly filed all reports required to be filed by it under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Federal Securities Laws"). No such reports, or any reports sent to the shareholders of Hi Plains Energy generally contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements in such report, in light of the circumstances under which they were made, not misleading.

     3.21 The Sellers have not received any general solicitation or general advertising regarding the shares of Buyer's common stock comprising the Consideration.

         3.22 Hi Plains Energy has conducted no business to date, has incurred no liabilities and has no contract or open account affiliations whatsoever.


                                   ARTICLE IV

                        Termination of Representation and
               Warranties and Certain Agreements; Indemnification

     4.1 The respective representations and warranties of the parties hereto shall survive this Agreement for three years and the covenants shall survive hereafter.

     4.2 The right to indemnification, payment of Damages (as defined in section 4.5) or other remedy based on any representation, warranty, covenant or obligation of a party hereunder shall not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or obligation.

     4.3 The waiver of any condition to a party's obligation to consummate the transactions contemplated hereunder, where such condition is based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of Damages, or other remedy based on such representation, warranty, covenant or obligation.

     4.4 Hi Plains Energy and each of the Sellers, jointly and severally, shall indemnify and hold harmless the Buyer, and each of its representatives, employees, officers, directors, stockholders, controlling persons and affiliates (collectively, the "Buyer Indemnified Persons") for, and will pay to the Buyer Indemnified Persons, the amount of, any loss, liability, claim, damage (including, without limitation, incidental and consequential damages), cost, expense (including, without limitation, interest, penalties, costs of investigation and defense and the reasonable fees and expenses of attorneys and other professional experts) or diminution of value, whether or not involving a third-party claim (collectively, "Damages"), directly or indirectly arising from, attributable to or in connection with:

     (a) any representation or warranty made by the Sellers and Hi Plains Energy in this agreement or any of the Sellers' and Hi Plains Energy closing deliveries, that is, or was at the time made, false or inaccurate, or any breach of, or misrepresentation with respect to, any such representation or warranty; and

     (b) any breach by any of the Sellers or Hi Plains Energy of any covenant, agreement or obligation of the Sellers contained in this agreement.

     (c) any claims or litigation relating to Hi Plains Energy now pending or threatened or which may hereafter be brought against Buyer and/or Hi Plains Energy based upon events occurring prior to the date hereof and not attributable to the acts of the Buyer.

     (d)      any  and  all  actions,  suits,   proceedings,   claims,  demands,
              assessments, judgments, costs, losses, liabilities and reasonable legal and other expenses incident to any of the foregoing.

     4.5 The Sellers and Hi Plains Energy shall have no liability for indemnification with respect to any representation or warranty, unless, on or before the [third] anniversary of the date hereof, the Buyer notifies the Sellers of a claim specifying the basis thereof in reasonable detail to the extent then known by the Buyer. A claim with respect to any covenant, agreement or obligation contained in this agreement, may be made at any time without any time limitation.

     4.6 Promptly after receipt by an indemnified party of written notice (the "Notice of Claim") of the commencement of any action, suit or proceeding against it, or written threat thereof, such indemnified party will, if a claim is to be made against an indemnifying party under either of said sections, as applicable, give notice to the indemnifying party of the commencement of such action, suit or proceeding. The indemnified party shall furnish to the indemnifying party in reasonable detail such information as the indemnified party may have with respect to such indemnification claims (including copies of any summons, complaint or other pleading which may have been served on it and any written claim, demand, invoice, billing or other document evidencing or assenting the same). Subject to the limitations set forth in this section, no failure or delay by the indemnified party in the performance of the foregoing shall reduce or otherwise affect the obligation of the indemnifying party to indemnify and hold the indemnified party harmless except to the extent that such failure or delay shall have materially and adversely affected the indemnifying party's ability to defend against, settle or satisfy any action, suit or proceeding the claim for which the indemnified party is entitled to indemnification hereunder. The foregoing shall not apply to the extent inconsistent with the provisions of section 4.8 relating to Proceedings.

     4.7 If the claim or demand set forth in the Notice of Claim given by the indemnified party is a claim or demand asserted by a third party, the indemnifying party shall have 30 days after the Date of Notice of Claim to notify the indemnified party in writing of its election to defend such third party claim or demand on behalf of the indemnified party (the "Notice Period"); provided, however, that the indemnified party is authorized to file any motion, answer or other pleading which it deems necessary or appropriate to protect its interests during the Notice Period. If the indemnifying party elects to defend such third party claim or demand, the indemnified party shall make available to the indemnifying party and its agents and representatives all records and other materials which are reasonably required in the defense of such third party claim or demand and shall otherwise cooperate (at the sole cost and expense of the indemnifying party) with, and assist (at the sole cost and expense of the indemnifying party) the indemnifying party in the defense of, such third party claim or demand, and so long as the indemnifying party is diligently defending such third party claim in good faith, the indemnified party shall not pay, settle or compromise such third party claim or demand. If the indemnifying party elects to defend such third party claim or demand, the indemnified party shall have the right to control the defense of such third party claim or demand, at the indemnified party's own expense. If the indemnifying party does not elect to defend such third party claim or demand or does not defend such third party claim or demand in good faith, the indemnified party shall have the right, in addition to any other right or remedy it may have hereunder at the indemnifying party's expense, to defend such third party claim or demand.

     4.8 The term "Date of Notice of Claim" shall mean the date the Notice of Claim is effective pursuant to section 5.5 of this Agreement.

     4.9 A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.

     4.10 Any legal action or proceeding with respect to this Agreement or any matters arising out of or in connection with this Agreement or the transactions contemplated hereby or the documents executed and delivered in connection herewith, and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of Wyoming or of the United States of America for the District of Wyoming, and, by execution and delivery of this Agreement, the parties each hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and appellate courts thereof. The parties irrevocably consent to service of process out of any of the aforementioned courts in any such action or proceeding in accordance with the notice provisions set forth in Section 5.5. The parties each hereby irrevocably waive any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or the transactions contemplated hereby or the documents execute and delivered in connection herewith brought in the courts referred to above and hereby further irrevocably waive and agree, to the extent permitted by applicable law, not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.


                                   ARTICLE V

                              Procedure for Closing

         5.1 At the Closing Date, the purchase and sale shall be effective with common stock certificates of Hi Plains Energy being delivered duly executed for 420,000 shares of common stock to Buyer and the delivery of $.02 per share to Sellers from Buyer (from the Escrow with M.A. Littman), together with deliver of all other agreements, schedules, warranties, and representations set forth in this Agreement.

         5.2 Subsequently, the purchase and sale of 360,000 shares of Hi Plains Energy common stock from the Other Shareholders shall occur upon tender of the Acceptance and Sale Addendum executed by such Other Shareholders at $.02 per share.

                                   ARTICLE VI

                           Conditions Precedent to the
                          Consummation of the Purchase

         The following are conditions precedent to the consummation of the Agreement on or before the Closing Date:

         6.1 SELLERS shall have performed and complied with all of their respective obligations hereunder which are to be complied with or performed on or before the Closing Date and SELLERS and Hi Plains Energy and BUYER shall provide one another at the Closing with a certificate to the effect that such party has performed each of the acts and undertakings required to be performed by it on or before the Closing Date pursuant to the terms of this Agreement.

         6.2 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

         6.3 All actions, proceedings, instruments and documents required to carry out this Agreement and the transactions contemplated hereby and the form and substance of all legal proceedings and related matters shall have been approved by counsel for BUYER.

         6.4 The representations and warranties made by BUYER and SELLERS in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date, except to the extent that such representations and warranties may be untrue on and as of the Closing Date because of (1) changes caused by transactions suggested or approved in writing by BUYER or (2) events or changes (which shall not, in the aggregate, have materially and adversely affected the business, assets, or financial condition of Hi Plains Energy during or arising after the date of this Agreement.)

         6.5 All outstanding liabilities of Hi Plains Energy shall have been paid and released prior to closing.

         6.6 No change in the management or directors nor exercise of control of Hi Plains Energy may occur until 1.1 and 2.2 and 5.2 have been completed with deliver of all shares of outstanding Hi Plains Energy to Buyer and delivery of purchase price to the Other Shareholders.


                                   ARTICLE VII

                                  Miscellaneous

         7.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

         7.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

         7.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

         7.4 This Agreement may not be amended except by written consent of both parties.

         7.5  Any  notices,   requests,  or  other  communications  required  or
permitted hereunder shall be delivered personally or sent by overnight courier service, prepaid, addressed as follows:

To Sellers:       c/o M.A. Littman
                  10200 W. 44th Avenue, Suite 400
                  Wheat Ridge, CO  80033

To:               Winchester Mining Corp.

Copy to:


or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

         7.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of Buyer and Sellers. However, Hi Plains Energy may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

         7.7 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be considered one and the same agreement. This Agreement may be executed by facsimile signatures.

         7.8 This Agreement shall be governed by and construed in accordance with and enforced under the laws of the state of Wyoming applicable to agreements made and to be performed entirely in that state.

         IN WITNESS WHEREOF, the parties have executed this Agreement this _____ day of April.

                                            SELLERS:



                                            ---------------------------------
                                            Thomas Hockaday



                                            ---------------------------------
                                            Z.S. Merrit



                                            ---------------------------------
                                            Lance Scherck



                                            HI PLAINS ENERGY, INC.

                                            By:
                                                ------------------------------


                                            WINCHESTER MINING CORP.

                                            By:
                                                ------------------------------

                                  Schedule 3.9

         Sellers                                      Purchase Shares Owned
         -------                                      ---------------------

         Thomas Hockaday                               140,000

         Z.S. Merrit                                   140,000

         Lance Scherck                                 140,000